Exhibit 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Biomoda, Inc., ("the Company") for the year ending December 31, 2005 as filed with the Securities Exchange Commission on the date hereof ("the Report"), the undersigned Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated:   March 31, 2006



                                BY: /s/ John J Cousins
                                    -------------------
                                    John J Cousins
                                    President & Chief Financial Officer
                                   (Principal Executive and Financial Officer)


A signed original of this written statement required by section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.